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                                                                    EXHIBIT 10.1


                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


                  This Fifth Amendment to Loan and Security Agreement ("Amendment") is entered into as of September 15, 1998, by and among FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), on the one hand, and NATIONAL AMERICAN CORPORATION, a Nevada corporation ("NACO"), THOUSAND TRAILS, INC., a Delaware corporation ("Trails"), and the other party borrowers signatory hereto (each, together with NACO and Trails, individually a "Borrower" and collectively, jointly and severally, "Borrowers"),on the other hand, in light of the following:

                                 R E C I T A L S

                  FACT ONE: Borrowers, or their predecessors in interest, and Foothill have previously entered into that certain Loan and Security Agreement, dated as of July 10, 1996 (as amended and modified, the "Loan Agreement").

                  FACT TWO: Borrowers and Foothill desire to amend the Loan Agreement as provided for herein.

                                A G R E E M E N T

                  NOW, THEREFORE, Borrowers and Foothill hereby amend and supplement the Loan Agreement as follows:

                  1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Loan Agreement unless specifically defined herein.

                  2.     AMENDMENT.

                         2.1     Foothill hereby agrees that it shall not charge
Borrowers the three (3) Business Day clearance charge provided for in Section
3.6 of the Agreement on any receipt of payments received from the period of March 15, 1998 through November 15, 1998 except for receipts from the sales of Real Property. After November 15, 1998, Foothill shall charge the three (3) Business Day clearance charge on all receipts as provided for in Section 3.6 of the Agreement.

                         2.2     Foothill hereby waives the requirement that
Borrower pay to Foothill the Unused Line Fee provided for in Section 3.8 (d) of the Agreement from the period of June 10, 1998 through November 15, 1998. After November 15, 1998, Borrower shall pay to Foothill the Unused Line Fee provided for in Section 3.8 (d) of the Agreement.

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                  3.     REPRESENTATIONS AND WARRANTIES. Borrower hereby affirms
to Foothill that all of Borrower's representations and warranties set forth in the Loan Agreement are true, complete and accurate in all material respects as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date).

                  4. NO DEFAULTS. Borrower hereby affirms to Foothill that no Event of Default has occurred and is continuing as of the date hereof.

                  5. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Loan Agreement, as amended and supplemented hereby, shall remain in full force and effect.

                  6. WAIVER. The waiver of certain provisions of the Loan Agreement as provided in this Amendment shall constitute a one time waiver only and Foothill shall have the right to require strict compliance with all of the provisions of the Loan Agreement in the future.

                  7. BROKERS' FEES. Any brokerage commission or finder's fees payable in connection with the financing arrangement contemplated hereby will be payable by Borrowers and not by Foothill. Borrowers and Foothill each represent and warrant to the other that they have not incurred any obligation for a brokerage commission or a finder's fee. Borrowers hereby indemnify Foothill and hold Foothill harmless from and against any claim of any broker or finder arising out of the financing arrangement described above or any commitment relating thereto.

                  8. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.

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                  9.     COMPLETE AGREEMENT; NO ORAL MODIFICATIONS. This
Amendment embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior proposals, negotiations, or agreements whether written or oral, relating to the subject matter hereof. This Amendment may not be modified, amended, supplemented, or otherwise changed, except by a document in writing signed by the parties hereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                  "FOOTHILL"

                                  FOOTHILL CAPITAL CORPORATION,
                                  a California corporation


                                  By:  /s/ Katy J. Brooks
                                       -----------------------------------
                                  Title:   Assistant Vice President


                                  "BORROWERS"

                                  NATIONAL AMERICAN CORPORATION,
                                  a Nevada corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  THOUSAND TRAILS, INC.,
                                  a Delaware corporation, f/k/a USTrails, Inc., a Nevada corporation, and New Thousand Trails, Inc., a Delaware corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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                                  THOUSAND TRAILS (CANADA) INC.,
                                  a British Columbian corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  TT OFFSHORE, LTD,
                                  a Virginia corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  BEECH MOUNTAIN LAKES CORPORATION,
                                  a Pennsylvania corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  CHEROKEE LANDING CORPORATION,
                                  a Tennessee corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  CHIEF CREEK CORPORATION,
                                  a Tennessee corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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                                  COAST FINANCIAL SERVICES, INC.,
                                  a Delaware corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  DIXIE RESORT CORPORATION,
                                  a Mississippi corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  FOXWOOD CORPORATION,
                                  a South Carolina corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  GL LAND DEVELOPMENT CORPORATION,
                                  an Oklahoma corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  LAKE ROYALE CORPORATION,
                                  a North Carolina corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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                                  LAKE TANSI VILLAGE, INC.,
                                  a Tennessee corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  LML RESORT CORPORATION,
                                  an Alabama corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  NATCHEZ TRACE WILDERNESS PRESERVE
                                  CORPORATION, a Tennessee corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  QUAIL HOLLOW PLANTATION
                                  CORPORATION, a Tennessee corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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                                  QUAIL HOLLOW VILLAGE, INC.,
                                  a Pennsylvania corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  RECREATION LAND CORPORATION,
                                  a Pennsylvania corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  RECREATION PROPERTIES, INC.,
                                  a Mississippi corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  RESORT LAND CORPORATION,
                                  an Arkansas corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  RESORT PARKS INTERNATIONAL, INC.,
                                  a Georgia corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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                                  TANSI RESORT, INC.,
                                  a Tennessee corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  THE KINSTON CORPORATION,
                                  a South Carolina corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  THE VILLAS OF HICKORY HILLS, INC.,
                                  a Mississippi corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  WESTERN FUN CORPORATION,
                                  a Texas corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  WESTWIND MANOR CORPORATION,
                                  a Texas corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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                                  WOLF RUN MANOR CORPORATION,
                                  a Pennsylvania corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President


                                  UST WILDERNESS MANAGEMENT
                                  CORPORATION, a Nevada corporation


                                  By:  /s/ Walter B. Jaccard
                                       -----------------------------------
                                           Name:  Walter B. Jaccard
                                           Title:  Vice President

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